REAFFIRMATION AGREEMENT

THIS REAFFIRMATION AGREEMENT (this “Agreement”) is made as of August 7, 2015, by the undersigned in favor of ACF FINCO I LP (“Lender”).

RECITALS:

Lender, CASTLE BRANDS INC., a corporation organized under the laws of the State of Florida (“CBI”), and CASTLE BRANDS (USA) CORP., a corporation organized under the laws of the State of Delaware (“CBUSA”) (individually and collectively, “Borrower”), are parties to an Amended and Restated Loan and Security Agreement dated as of September 22, 2014 (the “Credit Agreement”), in connection with which Borrower delivered an Amended and Restated Revolving Credit Note dated September 22, 2014 in a maximum principal amount of $12,000,000 (the “Revolving Credit Note”), an Amended and Restated Term Note dated September 22, 2014 in the original principal amount of $4,000,000 (the “2014 Term Note”), an Amended and Restated Participation Agreement dated August 7, 2013 between Lender and the parties executing the same as “Participants” (the “Term Loan Participation Agreement”), a Subordination Agreement dated August 7, 2013, as amended by a First Amendment effective as of October 21, 2013 between Lender and the parties executing the same as “Junior Creditors” thereto (as so amended, the “Subordination Agreement”), and other agreements, documents and instruments in connection therewith.

The Credit Agreement, the Revolving Credit Note, the Term Note, the Term Note Participation Agreement, the Subordination Agreement, and all other agreements, documents and instruments executed and/or delivered in connection therewith, as the same may be amended, restated, or otherwise modified from time to time, shall be collectively referred to as the “Loan Documents”.

The 2014 Term Note has been repaid in full and Borrower has requested that Lender formally waive Borrower’s obligation to pay liquidated damages in connection with the repayment of the 2014 Term Note, increase the maximum principal amount of the Revolving Credit Note by an amount equal to $7,000,000 and provide Borrower a sublimit under the Revolving Credit to permit Borrower to acquire certain inventory (the “Purchased Inventory Sublimit”). Borrower has also indicated that certain Persons desire to participate in the Purchased Inventory Sublimit pursuant to a participation agreement (the “2015 Participation Agreement”).

Lender has agreed to the above and in connection therewith Borrower is executing and/or delivering to Lender a First Amendment to the Credit Agreement, an Amended and Restated Revolving Credit Note, the 2015 Participation Agreement and other agreements, documents and instruments in connection therewith (collectively, the “1st Amendment Documents”).

Each of the undersigned indicated as a “Validity Party” has executed and delivered a Validity and Support Agreement dated on or about August 19, 2011 in favor of Lender (each, a “Validity Agreement”) pursuant to which such Validity Party has agreed to validate certain information provided by Borrower to Lender and provide support in connection with Lender’s efforts to collect collateral to secure Borrower’s payment and performance of all obligations and to Lender and such other matters as described in such Validity Agreement.

Each of the undersigned indicated as a “Junior Creditor” has executed and delivered to Lender the Subordination Agreement pursuant to which such Junior Creditor has agreed to subordinate its rights to payment of indebtedness due from Borrower to the indebtedness of Borrower to Lender, and such other matters upon such terms and conditions contained in the Subordination Agreement.
MCLAIN & KYNE, LTD., a corporation organized under the laws of the State of Kentucky (the “TM Assignor”), has executed and delivered to Lender a Trademark Assignment and Security Agreement dated September 22, 2014 (“McLain TM Assignment Agreement”) pursuant to which the TM Assignor assigned to Lender, and granted Lender security interests in, certain trademarks and other intellectual property as described in the McLain TM Assignment Agreement.

Upon the terms and conditions contained in the 1st Amendment Documents Lender has agreed to enter into the transactions contemplated by the 1st Amendment Documents, subject to and conditioned on the execution and delivery of this Agreement by the undersigned to Lender.

AGREEMENT:

1. Notwithstanding the occurrence of any of the events described in the recitals hereto or anything to the contrary contained in any of the 1st Amendment Documents or the other Loan Documents (a) Borrower hereby reaffirms to Lender and ratifies its obligations under the Credit Agreement, and the other Loan Documents (collectively, the “Lender Obligations”), including, specifically, the 1st Amendment Documents, and each other agreement, document and instrument executed and/or delivered by the Borrower in connection therewith as the same may have been amended, modified and/or restated from time to time and including the amendment, modification or restatement thereof in connection with the matters described in the recitals hereto (collectively, the “Borrower Documents”), and (b) further ratifies and confirms that each of the Borrower Documents shall remain in full force and effect, other than the 2014 Term Note.

2. Notwithstanding the occurrence of any of the events described in the recitals hereto or anything to the contrary contained in such party’s Validity Agreement, each Validity Party hereby (a) reaffirms to Lender and ratifies its obligations under such Validity Agreement, and each other agreement, document and instrument executed and/or delivered by such Validity Party in connection therewith, as the same may have been amended, modified and/or restated from time to time (collectively, the “Validity Documents”), and (b) further ratifies and confirms that each of the Validity Documents executed and/or delivered to Lender shall remain in full force and effect.

3. Notwithstanding the occurrence of any of the events described in the recitals hereto or anything to the contrary contained in the Subordination Agreement, each Junior Creditor hereby (a) reaffirms to Lender and ratifies its obligations under the Subordination Agreement, and each other agreement, document and instrument executed and/or delivered by such Junior Creditor in connection therewith, as the same may have been amended, modified and/or restated from time to time (collectively, the “Subordination Documents”), and (b) further ratifies and confirms that each of the Subordination Documents executed and/or delivered to Lender shall remain in full force and effect.

4. Notwithstanding the occurrence of any of the events described in the recitals hereto or anything to the contrary contained in the McLain TM Assignment Agreement, TM Assignor hereby (a) reaffirms to Lender and ratifies its obligations under the McLain TM Assignment Agreement, and each other agreement, document and instrument executed and/or delivered by TM Assignor in connection therewith, as the same may have been amended, modified and/or restated from time to time (collectively, the “TM Assignment Documents”), and (b) further ratifies and confirms that each of the TM Assignment Documents executed and/or delivered to Lender shall remain in full force and effect.

5. No change, amendment or modification of this Agreement shall be valid or binding unless such change, amendment or modification shall be in writing and duly executed by all parties hereto and consented to by the Lender in writing.

6. This Agreement shall be governed by and interpreted and construed in accordance with the internal laws of the State of New York, without regard to its principles of conflicts of laws, and any dispute hereunder shall be brought in the appropriate court located in Westchester County, New York or Erie County, New York.

7. This Agreement may not be assigned by any party hereto without the prior written consent of the other parties hereto and the Lender, and no party hereto shall be relieved of its duties, obligations or liabilities under this Agreement without the express written consent of the other parties hereto and the Lender, regardless of assignments, delegations or other agreements with third parties which may provide otherwise.

8. This Agreement shall be binding upon the parties hereto, their successors, permitted assigns, heirs and legal representatives.

9. The invalidity of one or more phrases, sentences, clauses or paragraphs contained in this Agreement shall not affect the validity of the remainder of this Agreement.

10. This Agreement contains the entire understanding of the parties and the Lender with respect to the subject matter hereof and there are no other oral understandings, terms or conditions except as expressly stated herein and none of the parties have relied upon any representation, express or implied, not contained in this Agreement.

11. This Agreement may be executed in two (2) or more counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument.

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first written above.

BORROWER:

CASTLE BRANDS INC.	CASTLE BRANDS (USA) CORP.
By: /s/ Alfred J. Small	By: /s/ Alfred J. Small

Name: Alfred J. Small	Name: Alfred J. Small

Its: CFO	Its:CFO

VALIDITY PARTIES:
/s/ Alfred Small	/s/ John Glover

ALFRED SMALL	JOHN GLOVER
/s/ Michael Becker	/s/ T. Kelley Spillane

MICHAEL BECKER	T. KELLEY SPILLANE

JUNIOR CREDITORS:
FROST GAMMA INVESTMENTS TRUST	VECTOR GROUP LTD
By: /s/ Phillip Frost, M.D.	By: /s/ Marc Bell

Name: Phillip Frost, M.D.	Name: Marc Bell

Its: Trustee	Its: VP

JACQUELINE SIMKIN REVOCABLE TRUST AS AMENDED AND RESTATED 12/16/2003	IVC INVESTMENTS, LLLP
By: /s/ Jacqueline Simkin	By: /s/ Glenn L. Halpryn

Name: Jacqueline Simkin	Name: Glenn L. Halpryn

Its: Trustee	Its: President

/s/ Susan M. Lampen	/s/ Mark E. Andrews, III

SUSAN M. LAMPEN	MARK E. ANDREWS, III
/s/ Subbarao Uppaluri	/s/ David Farina

SUBBARAO UPPALURI	DAVID FARINA
/s/ Tibor Hollo	/s/ Elliott Harris

TIBOR HOLLO	ELLIOTT HARRIS
/s/ Fred Johnson	/s/ Dennis Scholl

FRED JOHNSON	DENNIS SCHOLL